Washington Federal, Inc.

Fact Sheet
December 31, 2012
($ in Thousands)

Exhibit 99.2

	6/12 QTR	9/12 QTR	12/12 QTR
Loan Loss Reserve-Total	$ 137,951	$ 133,147	$ 126,827
- General	116,164	117,164	115,141
- Specific	21,787	15,983	11,686
Allowance as % of Gross Loans	1.73%	1.69%	1.58%

Regulatory Capital Ratios (excludes holding co.)	6/12 QTR		9/12 QTR		12/12 QTR	
- Tangible	1,567,757	11.87%	1,577,280	12.92%	1,603,789	12.49%
- Core	1,567,757	11.87%	1,577,280	12.92%	1,603,789	12.49%
- Risk Based	1,646,427	26.43%	1,653,760	27.29%	1,684,606	26.25%

	6/12 QTR	6/12 YTD	9/12 QTR	9/12 YTD	12/12 QTR
Loan Originations - Total	$ 430,229	$ 979,761	$ 410,517	$ 1,390,278	$ 396,459
Single-Family Residential	157,486	393,871	145,351	539,222	187,901
Construction - Speculative	45,407	104,747	41,747	146,494	37,029
Construction - Custom	49,755	139,359	70,949	210,308	16,422
Land - Acquisition & Development	6,109	11,817	9,506	21,323	1,032
Land - Consumer Lot Loans	3,919	8,398	4,771	13,169	3,925
Multi-Family	58,088	126,654	63,038	189,692	68,328
Commercial Real Estate	26,365	59,480	27,991	87,471	38,021
Commercial & Industrial	71,835	106,711	37,138	143,849	34,914
HELOC	11,265	28,724	10,026	38,750	8,752
Consumer	-	-	-	-	135

	6/12 QTR	6/12 YTD	9/12 QTR	9/12 YTD	12/12 QTR
Loan Servicing Fee Income	$ 1,482	$ 5,309	$ 1,913	$ 7,222	$ 1,884
Other Fee Income	753	2,699	675	3,374	1,631
Total Fee Income	$ 2,235	$ 8,008	$ 2,588	$ 10,596	$ 3,515

	6/12 QTR	6/12 YTD	9/12 QTR	9/12 YTD	12/12 QTR
Operating Expenses/Average Assets	1.06%	1.05%	1.10%	1.07%	1.20%
Efficiency Ratio	33.92	33.68	37.43	34.54	38.15
Amortization of Intangibles	$ 366	$ 1,153	$ 356	$ 1,509	$ 354

Repayments	6/12 QTR	6/12 YTD	9/12 QTR	9/12 YTD	12/12 QTR
Loans	$ 483,219	$ 1,447,644	$ 516,747	$ 1,964,391	$ 604,682
MBS	315,190	945,368	267,715	1,213,083	123,338

EOP Numbers	6/12 QTR	9/12 QTR	12/12 QTR
Shares Issued and Outstanding	106,884,239	106,177,615	105,498,098

Share repurchase information	6/12 QTR	6/12 YTD	9/12 QTR	9/12 YTD	12/12 QTR
Remaining shares auth. for repurchase	6,908,314	6,908,314	6,188,030	6,188,030	3,492,016
Shares repurchased	-	2,175,200	720,284	2,895,484	2,696,014
Average share repurchase price	$ -	$ 13.93	$ 16.11	$ 14.48	$ 16.60

Tangible Common Book Value	6/12 QTR	9/12 QTR	12/12 QTR
$ Amount	$ 1,676,850	$ 1,643,676	$ 1,647,289
Per Share	15.69	15.48	15.61
# of Employees	1,237	1,260	1,430
Tax Rate - Going Forward	36.00%	36.00%	36.00%

Investments	6/12 QTR	9/12 QTR	12/12 QTR
Available-for-sale:			
Agency MBS	$ 3,184,758	$ 1,169,976	$ 1,167,988
Other	441,357	611,729	835,789
	$ 3,626,115	$ 1,781,705	$ 2,003,777
Held-to-maturity:			
Agency MBS	$ 34,433	$ 1,190,692	$ 1,407,246
Other	795	795	-
	$ 35,228	$ 1,191,487	$ 1,407,246

Page 1 of 6

Washington Federal, Inc.
Fact Sheet
December 31, 2012
($ in Thousands)

Gross Loan Portfolio by Category *	AS OF 6/30/12 AMOUNT	%	AS OF 9/30/12 AMOUNT	%	AS OF 12/31/12 AMOUNT	%
Single-Family Residential	$ 5,905,148	74.1%	$ 5,777,677	73.5%	$ 5,589,425	69.5%
Construction - Speculative	132,630	1.7%	131,526	1.7%	125,716	1.6%
Construction - Custom	210,488	2.6%	211,690	2.7%	229,134	2.9%
Land - Acquisition & Development	139,603	1.7%	128,379	1.6%	115,655	1.4%
Land - Consumer Lot Loans	145,129	1.8%	141,844	1.8%	140,997	1.8%
Multi-Family	693,837	8.7%	710,741	9.0%	731,135	9.1%
Commercial Real Estate	401,594	5.0%	406,365	5.2%	609,948	7.6%
Commercial & Industrial	153,677	1.9%	166,114	2.1%	280,458	3.5%
HELOC	128,596	1.6%	126,943	1.6%	138,645	1.7%
Consumer	68,317	0.9%	65,057	0.8%	69,980	0.9%
	7,979,019	100%	7,866,336	100%	8,031,093	100%
Less:						
ALL	137,951		133,147		126,827	
Loans in Process	155,051		213,286		204,566	
Discount on acquired loans	35,200		33,484		50,817	
Deferred Net Fees and Discounts	34,612		34,421		33,973	
	362,814		414,338		416,183	
	$ 7,616,205		$ 7,451,998		$ 7,614,910	

Net Loan Portfolio by Category *	AS OF 6/30/12 AMOUNT	%	AS OF 9/30/12 AMOUNT	%	AS OF 12/31/12 AMOUNT	%
Single-Family Residential	$ 5,795,922	76.0%	$ 5,667,567	76.2%	$ 5,483,279	72.1%
Construction - Speculative	82,829	1.1%	77,532	1.0%	79,344	1.0%
Construction - Custom	122,708	1.6%	106,608	1.4%	120,018	1.6%
Land - Acquisition & Development	112,914	1.5%	105,617	1.4%	96,624	1.3%
Land - Consumer Lot Loans	137,069	1.8%	136,213	1.8%	134,816	1.8%
Multi-Family	668,240	8.8%	668,946	9.0%	689,235	9.1%
Commercial Real Estate	364,163	4.8%	349,397	4.7%	553,841	7.3%
Commercial & Industrial	144,523	1.9%	156,748	2.1%	258,823	3.4%
HELOC	122,609	1.6%	121,191	1.6%	133,982	1.8%
Consumer	65,228	0.9%	62,179	0.8%	64,948	0.9%
	$ 7,616,205	100%	$ 7,451,998	100%	$ 7,614,910	100%

* Excludes covered loans

Deposits by State	AS OF 6/30/12 AMOUNT	%	#	AS OF 9/30/12 AMOUNT	%	#	AS OF 12/31/12 AMOUNT	%	#
WA	$ 4,247,080	48.8%	64	$ 4,225,874	49.2%	65	$ 4,243,437	46.0%	65
ID	577,486	6.7%	16	568,933	6.6%	16	557,727	6.0%	16
OR	1,344,466	15.5%	28	1,330,480	15.5%	28	2,057,830	22.3%	52
UT	337,981	3.9%	10	336,398	3.9%	10	329,285	3.6%	10
NV	208,007	2.4%	4	201,730	2.4%	4	193,646	2.1%	4
TX	104,084	1.2%	4	101,603	1.2%	4	97,100	1.1%	4
AZ	1,214,099	14.0%	23	1,176,644	13.7%	23	1,126,506	12.2%	23
NM	649,978	7.5%	16	634,956	7.4%	16	628,560	6.8%	16
Total	$ 8,683,181	100%	165	$ 8,576,618	100%	166	$ 9,234,091	100.0%	190

Deposits by Type	6/12 QTR AMOUNT	%	9/12 QTR AMOUNT	%	12/12 QTR AMOUNT	%
Checking (noninterest)	$ 272,819	3.1%	$ 272,242	3.2%	$ 437,533	4.7%
NOW (interest)	595,208	6.9%	622,397	7.3%	853,727	9.2%
Savings (passbook/stmt)	300,182	3.5%	314,634	3.7%	366,339	4.0%
Money Market	1,700,233	19.6%	1,737,180	20.3%	1,914,388	20.7%
CD's	5,814,739	66.9%	5,630,165	65.6%	5,662,104	61.3%
Total	$ 8,683,181	100%	$ 8,576,618	100%	$ 9,234,091	100.0%
Deposits greater than $250,000 - EOP	$ 1,010,371		$ 1,036,388		$ 1,400,668	
Brokered Deposits	$ -		$ -		$ -	

Page 2 of 6

Washington Federal, Inc.
Fact Sheet
December 31, 2012
($ in Thousands)

	6/12 QTR AMOUNT	%	9/12 QTR AMOUNT	%	12/12 QTR AMOUNT	%
Non-Performing Assets						
Non-accrual loans:						
Single-Family Residential	129,295	75.6%	131,193	75.7%	108,570	66.6%
Construction - Speculative	12,424	7.3%	10,634	6.1%	9,471	5.8%
Construction - Custom	539	0.3%	539	0.3%	39	0.0%
Land - Acquisition & Development	12,514	7.3%	13,477	7.8%	14,318	8.8%
Land - Consumer Lot Loans	5,844	3.4%	5,149	3.0%	4,024	2.5%
Multi-Family	3,405	2.0%	4,185	2.4%	7,907	4.8%
Commercial Real Estate	6,285	3.7%	7,653	4.4%	16,958	10.4%
Commercial & Industrial	-	0.0%	16	0.0%	987	0.6%
HELOC	388	0.2%	198	0.1%	489	0.3%
Consumer	339	0.2%	383	0.2%	353	0.2%
Total non-accrual loans	171,033	100%	173,427	100%	163,116	100%
Total REO	88,231		80,800		83,000	
Total REHI	19,226		18,678		18,103	
Total non-performing assets	$ 278,490		$ 272,905		$ 264,219	
Total non-performing assets as a % of total assets	2.07%		2.19%		2.02%	
Restructured loans:						
Single-Family Residential	$ 360,150	83.2%	$ 361,640	83.4%	$ 356,546	84.0%
Construction - Speculative	15,875	3.7%	15,907	3.7%	14,244	3.4%
Construction - Custom	1,196	0.3%	1,196	0.3%	1,196	0.3%
Land - Acquisition & Development	17,075	3.9%	14,985	3.5%	13,009	3.1%
Land - Consumer Lot Loans	14,107	3.3%	13,782	3.2%	13,622	3.2%
Multi-Family	17,007	3.9%	17,507	4.0%	17,517	4.1%
Commercial Real Estate	7,049	1.6%	7,377	1.7%	7,337	1.7%
Commercial & Industrial	2	0.0%	-	0.0%	-	0.0%
HELOC	290	0.1%	884	0.2%	891	0.2%
Consumer	-	0.0%	-	0.0%	-	0.0%
Total restructured loans (2)	$ 432,751	100%	$ 433,278	100%	$ 424,362	100%
(2) Restructured loans were as follows:						
Performing	$ 399,299	92.3%	$ 403,238	93.1%	$ 397,045	93.6%
Non-accrual *	33,452	7.7%	30,040	6.9%	27,317	6.4%
* - Included in "Total non-accrual loans" above	$ 432,751	100.0%	$ 433,278	100.0%	$ 424,362	100.0%

	6/12 QTR AMOUNT	CO %**	9/12 QTR AMOUNT	CO %**	12/12 QTR AMOUNT	CO %**
Net Charge-offs by Category						
Single-Family Residential	$ 11,896	0.81%	$ 8,153	0.56%	$ 5,351	0.38%
Construction - Speculative	2,203	6.64%	583	1.77%	873	2.78%
Construction - Custom	-	0.00%	-	0.00%	-	0.00%
Land - Acquisition & Development	986	2.83%	783	2.44%	2,277	7.88%
Land - Consumer Lot Loans	670	1.85%	642	1.81%	317	0.90%
Multi-Family	(279)	-0.16%	(9)	-0.01%	385	0.21%
Commercial Real Estate	58	0.06%	385	0.38%	209	0.14%
Commercial & Industrial	(2)	-0.01%	17	0.04%	21	0.03%
HELOC	141	0.44%	-	0.00%	55	0.16%
Consumer	563	3.30%	382	2.35%	433	2.47%
Total net charge-offs	$ 16,236	0.81%	$ 10,936	0.56%	$ 9,920	0.49%

** Annualized Net Charge Offs divided by Gross Balance

Page 3 of 6

Washington Federal, Inc. Fact Sheet December 31, 2012 ($ in Thousands) 6/12 QTR 9/12 QTR 12/12 QTR SOP 03-3 Accretable Yield 40,282$ 67,727$ 58,792$ Non-Accretable Yield 247,336 212,646 212,646 Total Contractual Payments 287,618$ 280,373$ 271,438$ Interest Rate Risk One Year GAP -8.8% -10.1% -12.3% NPV post 200 bps shock* 12.78% 15.00% 16.14% Change in NII after 200 bps shock* -1.4% -2.1% -1.7% * Assumes no balance sheet management 6/12 QTR 9/12 QTR 12/12 QTR CD's repricing Amount Rate Amount Rate Amount Rate within 3 months 1,009,301$ 0.94% 1,519,848$ 1.03% 972,519$ 1.21% from 4 to 6 months 1,496,971 1.05% 879,355 1.24% 907,260 0.62% from 7 to 9 months 626,115 1.63% 529,578 0.85% 984,981 0.93% from 10 to 12 monts 536,825 0.85% 613,190 0.90% 657,334 0.91% WAFD WAFD SFR Mortgages GSE MBS 6/30/2011 13.3% 12.1% 9/30/2011 17.1% 17.5% 12/31/2011 22.0% 32.6% 3/31/2012 19.5% 27.5% 6/30/2012 20.9% 30.7% 9/30/2012 22.9% 30.7% 12/31/2012 25.0% 18.2% *** The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations. Read more: http://www.investopedia.com/terms/c/cpr.asp#ixzz1izGvRMBg Average for Quarter Ended Historical CPR Rates*** Page 4 of 6